UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 5, 2018 (April 1, 2018)

LHC GROUP, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 Hugh Wallis Road South, Lafayette, LA 70508

(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

In this Current Report on Form 8-K/A, the “Company” and “LHCG” refers to LHC Group, Inc., a Delaware corporation, and its consolidated subsidiaries.

On April 2, 2018, the Company filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion, on April 1, 2018, of the merger of equals business combination with Almost Family, Inc. (“Almost Family”) as contemplated by that certain agreement and plan of merger, dated as of November 15, 2017 (the “Merger Agreement”), by and among the Company, Almost Family and Hammer Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”). On April 1, 2018 and pursuant to the Merger Agreement, Merger Sub merged with and into Almost Family (the “Merger”), with Almost Family continuing as the surviving entity in the Merger and a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Almost Family required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the Merger is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits:

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Almost Family.*

99.1	Audited Historical Consolidated Financial Statements and Related Notes, and Financial Statement Schedule of Almost Family (incorporated by reference to the Annual Report on Form 10-K for the year ended December 29, 2017 filed by Almost Family (SEC File No. 001-09848) on February 27, 2018).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2017.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2018	LHC GROUP, INC. (Registrant)

/s/ JOSHUA L. PROFFITT
Joshua L. Proffitt Executive Vice President and Chief Financial Officer (Principal Financial Officer)